Exhibit 10.2.8

AMENDMENT NO. 7 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 7 (this “Amendment”) dated as of December 28, 2011 to the CREDIT AGREEMENT (the “Credit Agreement”) dated March 12, 2003, as amended by the Amendment No. 1 to Credit Agreement dated December 31, 2003 and further amended by the Amendment No. 2 to Credit Agreement dated December 31, 2004, and further amended by the Amendment No. 3 to Credit Agreement dated March 26, 2008, and further amended by the Amendment No. 4 to Credit Agreement dated June 19, 2009, and further amended by the Amendment No. 5 to Credit Agreement dated December 14, 2009, and further amended by the Amendment No. 6 to Credit Agreement dated January 6, 2011 is by and between ARIAD Pharmaceuticals, Inc., a Delaware corporation (hereinafter sometimes referred to as the “Borrower”) and RBS Citizens, National Association (the "Lender").  All capitalized terms not defined herein but defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, due to the fact that co-borrower ARIAD Corporation is no longer an operating entity and will be dissolved by December 31, 2011, the Borrower has requested that ARIAD Corporation be released of liability under the Credit Agreement, the Note and other Financing Documents; and

WHEREAS, Lender has agreed to consent to such request and the parties desire to memorialize such agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Borrower and the Lender hereby agree as follows:

1.           Release of ARIAD Corporation as a Co-Borrower and Co-Maker.  Lender hereby releases, as of the date set forth above, ARIAD Corporation as a “borrower” under the Credit Agreement and as a “maker” of the Note.  From and after the date hereof ARIAD Corporation shall have no further liability or obligations to Lender under the Credit Agreement, the Note or any of the other Financing Documents.

2.           No Further Amendments.  Except as amended hereby, all other provisions of the Credit Agreement shall remain in full force and effect.  After the effective date hereof, all references in the Credit Agreement and other Financing Documents shall be deemed to refer to the Credit Agreement as amended hereby, representing the entire expression of the parties with respect to the subject matter hereof on the date this Amendment is executed.

3.           Ratification of Financing Documents.  By signing below, the Borrower ratifies and affirms the terms of the Credit Agreement (as amended hereby), the Note, the Security Agreement and all other Financing Documents executed in connection with any of the foregoing, and confirm and represent that each remains in full force and effect and that no default or event of default has occurred thereunder (except such defaults or events of default as have been waived in writing by the Lender on or before the date hereof or such defaults or events of default as the Borrower has requested, in writing prior to the date hereof, the Lender to waive).

4.           Governing Law.  This Amendment shall be governed in all respects by the laws of the Commonwealth of Massachusetts without regard to any conflicts of laws principles.

5.           Descriptive Headings.  Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provisions of this Amendment.

6.           Counterparts.  This Amendment may be executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute but one instrument.

7.           Severability.  In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

WITNESS our hands and seals as of the date set forth above.

WITNESS AS TO BORROWER: /s/ Raymond T. Keane Name: Raymond T. Keane SVP, General Counsel	ARIAD PHARMACEUTICALS, INC. By: /s/ Edward M. Fitzgerald Name: Edward M. Fitzgerald Title: Executive Vice President, CFO
WITNESS AS TO LENDER:	RBS CITIZENS, NATIONAL ASSOCIATION
/s/ William E. Rurode, Jr. Name: William E. Rurode, Jr.	By: /s/ Scott Haskell Scott Haskell, Senior Vice President

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